UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing third quarter 2007 results.

Item 7.01 Regulation FD Disclosure.

A.	Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing third quarter 2007 results.

B.	Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended September 30, 2007.

C.	In connection with its announcement of third quarter 2007 results, Prudential Financial, Inc. furnishes herewith, as Exhibit 99.2, information about the Company’s investments, as of September 30, 2007, in mortgage backed securities and asset backed securities. In its conference call to discuss second quarter 2007 results, Prudential Financial, Inc.’s management advised investors that the estimated exposure of the Financial Services Businesses to credit-related loss of principal on its holdings of asset backed securities secured by sub-prime mortgages under stress scenarios was $150 million after-tax over a five-year period. This estimate was based on holdings of the Financial Services Businesses as of June 30, 2007 and was associated with a 40% decline in housing prices for the collateral underlying the securities owned. The estimate of credit-related loss of principal is a measure of possible net loss of principal on the securities owned rather than a measure of changes in market value of the securities that could be recognized under generally accepted accounting principles during the period of ownership as unrealized or realized losses on investments, or realized losses that could result from sale of the securities. Management’s estimate of the exposure of the Financial Services Businesses to credit-related loss of principal on its holdings of asset backed securities secured by sub-prime mortgages as of September 30, 2007 under similar stress scenarios is not materially changed from its estimate as of June 30, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.0	News release of Prudential Financial, Inc., dated October 31, 2007, announcing third quarter 2007 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended September 30, 2007 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of September 30, 2007, in mortgage backed securities and asset backed securities (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007

PRUDENTIAL FINANCIAL, INC.

By:	/s/ PETER B. SAYRE
Name:	Peter B. Sayre
Title:	Senior Vice President and Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.0	News release of Prudential Financial, Inc., dated October 31, 2007, announcing third quarter 2007 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended September 30, 2007 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of September 30, 2007, in mortgage backed securities and asset backed securities (furnished and not filed).